                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                             (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /   Preliminary Proxy Statement
/  /   Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
/X /   Definitive Proxy Statement
/  /   Definitive Additional Materials
/  /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

- - ------------------------------------------------------------------------------
                      ACM Government Income Fund, Inc.
              (Name of Registrant as Specified In Its Charter)
- - ------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
/  /   $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
/  /   Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

       (1)    Title of each class of securities to which transaction applies:
- - ------------------------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:
- - ------------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- - ------------------------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:
- - ------------------------------------------------------------------------------
       (5)    Total fee paid:
- - ------------------------------------------------------------------------------
/   /  Fee paid previously with preliminary materials.
/   /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:


00250065.AH3

[LOGO OF ALLIANCE                     ACM GOVERNMENT INCOME FUND, INC.
 CAPITAL APPEARS HERE]                ACM GOVERNMENT SECURITIES FUND, INC.
                                      ACM GOVERNMENT SPECTRUM FUND, INC.
                                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
                                      ACM MANAGED INCOME FUND, INC.
                                      ACM MUNICIPAL SECURITIES INCOME FUND, INC.
- - --------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
- - --------------------------------------------------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 1995

To the Stockholders of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V") and ACM Municipal Securities Income Fund, Inc. ("ACM VII"):

  Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM II, ACM III, ACM IV, ACM V and ACM VII (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, May 25, 1995 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated April 18, 1995:

  1. To elect two Directors of each Fund, each such Director to hold office for a term of three years and until his or her successor is duly elected and qualified;

  2. To ratify or reject the selection of Ernst & Young LLP as independent auditors of each Fund for its respective fiscal year ending in 1995; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on March 31, 1995 as the record date for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                          By Order of the Boards of Directors,


                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
April 18, 1995
- - --------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND
DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF
MAILED IN THE UNITED STATES. IN ORDER TO SAVE ANY ADDITIONAL EXPENSE OF FURTHER
SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
- - --------------------------------------------------------------------------------
 (R) This registered service mark used under license from the owner, Alliance
Capital Management L.P.

                                PROXY STATEMENT

                        ACM GOVERNMENT INCOME FUND, INC.
                      ACM GOVERNMENT SECURITIES FUND, INC.
                       ACM GOVERNMENT SPECTRUM FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                   ACM MUNICIPAL SECURITIES INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

                               ----------------

                      JOINT ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 25, 1995

                               ----------------

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V") and ACM Municipal Securities Income Fund, Inc. ("ACM VII"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at the Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, May 25, 1995 at 11:00 a.m. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about April 18, 1995.

  The Board of Directors of each Fund has fixed the close of business on March 31, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds as of March 31, 1995 consisted, respectively, of 56,778,149 shares of common stock of ACM I, 77,850,706 shares of common stock of ACM II, 37,028,027 shares of common stock of ACM III, 13,071,872 shares of common stock of ACM IV, 20,814,905 shares of common stock and 950 shares of Remarketed Preferred Shares, Series A (the "ACM V Preferred Stock") of ACM V and 10,522,367 shares of common stock and 1,800 shares of Series A, Series B and Series C Municipal Income Preferred Shares (the "ACM VII Preferred Stock") of ACM VII, each share being entitled to one vote.

  With respect to ACM V and ACM VII, at the Meeting the holders of ACM V Preferred Stock and the holders of ACM VII Preferred Stock will have equal voting rights with the holders of ACM V common stock and the holders of ACM VII common stock, respectively (i.e., one vote per share), and will vote together with the holders of common stock of each Fund as a single class on all proposals to be brought before the Meeting, including the election of directors (see "Proposal One -- Election of Directors," below). All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein.

Accordingly, unless instructions to the contrary are marked, proxies for the Funds will be voted for the election of two Directors of each Fund and for the ratification of Ernst & Young LLP as the Funds' independent auditors for each of their respective fiscal years ending in 1995. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. In the event that any stockholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting with respect to that Fund to a time immediately after the Meeting, so that the Meeting for that Fund may be held separately, the persons named as proxies will vote in favor of adjournment.

  Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

  A quorum for each Fund for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting for a Fund or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting with respect to a Fund are not received by May 25, 1995, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

  Pursuant to the Funds' respective Articles of Incorporation and By-Laws, the Board of Directors of each Fund has been divided into three classes. The term of office of the first class will expire as of the Meeting (Class One), the term of office of the second class will expire as of the annual meeting of stockholders to be held in 1996 (Class Two), and the term of office of the third class will expire as of the annual meeting of stockholders to be held in 1997 (Class Three). Upon expiration of the term of office of each class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. For each Fund, James R. Greene and Clifford L. Michel are the members constituting Class One; David H. Dievler, James M. Hester and James D. Hodgson are the members constituting Class Two; and Ruth Block, John D. Carifa and Robert C. White are the members constituting Class Three.

  As a result of this system, only those Directors of each Fund in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors of a Fund (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for each Fund's stockholders to change the majority of Directors of that Fund and, thus, have the effect of maintaining the continuity of management.

  At this Meeting, the stockholders of each Fund are being requested to elect Class One Directors for a three-year term expiring on the date of the annual meeting of stockholders to be held in 1998. At the Meeting, the two Directors in Class One of each Fund, Messrs. Greene and Michel, are standing for re-election.

  Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. With respect to each Fund, the affirmative vote of a plurality of the votes cast is required to elect a Director.

  Certain information concerning each Fund's Directors is set forth below. WITH RESPECT TO EACH FUND, ONLY CLASS ONE DIRECTORS ARE STANDING FOR ELECTION AS DIRECTORS.

  NAME, POSITIONS AND                                          NUMBER OF SHARES
OFFICES WITH THE FUNDS,                                         OF COMMON STOCK
    AGE, PRINCIPAL                                               BENEFICIALLY
  OCCUPATIONS DURING           YEAR FIRST         YEAR TERM    OWNED DIRECTLY OR
  THE PAST FIVE YEARS           BECAME A         AS DIRECTOR   INDIRECTLY AS OF
AND OTHER DIRECTORSHIPS         DIRECTOR         WILL EXPIRE    MARCH 31, 1995
- - -----------------------        ----------        -----------   -----------------
*   John D. Carifa,      ACM I and II--1987      1997             2,000 ACM I
    Chairman of the      ACM III, IV and V--1988 (Class Three)
    Board and            ACM VII--1994
    Director, 49.
    President, Chief
    Operating
    Officer and a
    Director of
    Alliance Capital
    Management
    Corporation
    ("ACMC").+++
**+ Ruth Block,          ACM I and II--1987      1997             6,540 ACM V
 ++ Director, 64.        ACM III, IV and V--1988 (Class Three)
    Formerly an          ACM VII--1994
    Executive Vice
    President and
    Chief Insurance
    Officer of The
    Equitable Life
    Assurance
    Society of the
    United States.
    She is a
    Director of
    Ecolab
    Incorporated
    (specialty
    chemicals) and
    Amoco
    Corporation (oil
    and gas).


- - --------
 * "Interested person," as defined in the Investment Company Act of 1940, as amended, of each of the Funds because of affiliation with each of the Funds' investment adviser, Alliance Capital Management L.P. (the "Adviser").
 ** Member of the Audit Committee.
  + With respect to ACM V and ACM VII, elected solely by the holders of the ACM
    V and ACM VII Preferred Stock, respectively, each voting as a class.
 ++ Member of the Nominating Committee.
+++ For purposes of this Proxy Statement, ACMC shall refer to Alliance Capital
    Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

  NAME, POSITIONS AND                                         NUMBER OF SHARES
OFFICES WITH THE FUNDS,                                        OF COMMON STOCK
    AGE, PRINCIPAL                                              BENEFICIALLY
  OCCUPATIONS DURING           YEAR FIRST         YEAR TERM   OWNED DIRECTLY OR
  THE PAST FIVE YEARS           BECAME A         AS DIRECTOR  INDIRECTLY AS OF
AND OTHER DIRECTORSHIPS         DIRECTOR         WILL EXPIRE   MARCH 31, 1995
- - -----------------------        ----------        -----------  -----------------
**++ David H. Dievler,   ACM I and II--1987      1996           1,500 ACM I
     Director, 65.       ACM III, IV and V--1988 (Class Two)    1,500 ACM II
     Formerly a Senior   ACM VII--1994                          1,000 ACM IV
     Vice President of
     ACMC.
**++ James R. Greene,    ACM I and II--1987      1998***             -0-
     Director, 73.       ACM III and IV--1988    (Class One)
     Independent         ACM V--1989
     financial           ACM VII--1994
     consultant. He is
     a Director of Bank
     Leumi Trust Co.
     (commercial bank),
     Buck Engineering
     Company
     (manufacturing)
     and Beverly
     Industries
     (healthcare). He
     is also a
     consultant to a
     number of
     international
     corporations.
**++ James M. Hester,    ACM I and II--1987      1996           500 ACM I
     Director, 70.       ACM III, IV and V--1988 (Class Two)    500 ACM II
     President of The    ACM VII--1994                          500 ACM III
     Harry Frank                                                500 ACM IV
     Guggenheim                                                 500 ACM V
     Foundation. He was                                         500 ACM VII
     formerly President
     of New York
     University and The
     New York Botanical
     Garden and Rector
     of The United
     Nations
     University. He is
     also a Director of
     Union Carbide
     Corporation.
**++ The Hon. James D.   ACM I and II--1987      1996           2,166 ACM I
     Hodgson, Director,  ACM III, IV and V--1988 (Class Two)    2,250 ACM II
     79. A Director of   ACM VII--1994                          2,127 ACM III
     United Television,                                         1,934 ACM IV
     Inc.                                                       2,183 ACM V
     (broadcasting). He                                         1,125 ACM VII
     was formerly U.S.
     Ambassador to
     Japan and U.S.
     Secretary of
     Labor.

- - --------
 ** Member of the Audit Committee.
*** If re-elected at the Meeting.
 ++ Member of the Nominating Committee.

   NAME, POSITIONS AND                                           NUMBER OF SHARES
 OFFICES WITH THE FUNDS,                                          OF COMMON STOCK
      AGE, PRINCIPAL                                               BENEFICIALLY
    OCCUPATIONS DURING           YEAR FIRST         YEAR TERM    OWNED DIRECTLY OR
   THE PAST FIVE YEARS            BECAME A         AS DIRECTOR   INDIRECTLY AS OF
 AND OTHER DIRECTORSHIPS          DIRECTOR         WILL EXPIRE    MARCH 31, 1995
 -----------------------         ----------        -----------   -----------------
 **++ Clifford L. Michel,  ACM I and II--1987      1998***              -0-
      Director, 55.        ACM III, IV and V--1988 (Class One)
      Partner of the law   ACM VII--1994
      firm of Cahill
      Gordon & Reindel.
      He is Chief
      Executive Officer
      of Wenonah
      Development Company
      (investments) and a
      Director of Placer
      Dome, Inc.
      (mining).
 **+  Robert C. White,     ACM I and II--1987      1997             700 ACM I
      Director, 74. Vice   ACM III, IV and V--1988 (Class Three)    700 ACM II
      President and Chief  ACM VII--1994                            700 ACM III
      Financial Officer                                             500 ACM IV
      of the Howard                                                 500 ACM V
      Hughes Medical                                                500 ACM VII
      Institute. He is a
      Director of the
      MEDSTAT Group, Inc.
      (health care
      information
      systems), a
      Director of the
      Ambassador Funds,
      and a Trustee of
      the St. Clair Fund
      (registered
      investment
      companies). He was
      formerly Assistant
      Treasurer of Ford
      Motor Company.

- - --------
 ** Member of the Audit Committee.
*** If re-elected at the Meeting.
  + With respect to ACM V and ACM VII, elected solely by the holders of the ACM
    V and ACM VII Preferred Stock, respectively, each voting as a class.
 ++ Member of the Nominating Committee.

  During their respective fiscal years ended in 1994, the Boards of Directors of ACM I, II, III and IV each met four times, the Board of Directors of ACM VII met five times and the Board of Directors of ACM V met six times. The Audit Committee of each Fund meets during the fiscal year for the purposes described below in Proposal Two. The Audit Committees of each Fund each met twice during their respective fiscal years. The Nominating Committee of each Fund, which did not meet during such fiscal year, was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of each Fund does not currently consider candidates proposed by stockholders for election as Directors.

  A Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by each Fund to its Directors during its fiscal year ended in 1994 and the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex"), are set forth below. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                         PENSION OR                            TOTAL
                                         RETIREMENT                        COMPENSATION
                         AGGREGATE    BENEFITS ACCRUED ESTIMATED ANNUAL  FROM THE ALLIANCE
NAME OF DIRECTOR        COMPENSATION  AS PART OF FUND   BENEFITS UPON      FUND COMPLEX,
OF THE FUND            FROM EACH FUND     EXPENSES        RETIREMENT    INCLUDING THE FUNDS
- - ----------------       -------------- ---------------- ---------------- -------------------
Ruth Block             $3,207 ACM I         $-0-             $-0-            $157,000
                       $3,207 ACM II
                       $3,207 ACM III
                       $2,893 ACM IV
                       $3,507 ACM V
                       $3,007 ACM VII
John D. Carifa         $0                   -0-              -0-             $     0
David H. Dievler       $0                   -0-              -0-             $     0
James R. Greene        $8,000 ACM I         -0-              -0-             $ 77,500
                       $8,000 ACM II
                       $8,000 ACM III
                       $7,500 ACM IV
                       $8,000 ACM V
                       $7,500 ACM VII
James M. Hester        $3,207 ACM I         -0-              -0-             $154,500
                       $3,207 ACM II
                       $3,207 ACM III
                       $2,893 ACM IV
                       $3,507 ACM V
                       $3,007 ACM VII
Hon. James D. Hodgson  $7,500 ACM I         -0-              -0-             $ 73,000
                       $7,500 ACM II
                       $7,500 ACM III
                       $7,000 ACM IV
                       $7,000 ACM V
                       $7,000 ACM VII
Clifford L. Michel     $2,957 ACM I         -0-              -0-             $120,500
                       $2,957 ACM II
                       $2,957 ACM III
                       $2,893 ACM IV
                       $3,507 ACM V
                       $2,757 ACM VII
Robert C. White        $3,240 ACM I         -0-              -0-             $133,500
                       $3,240 ACM II
                       $3,240 ACM III
                       $2,927 ACM IV
                       $3,540 ACM V
                       $3,040 ACM VII

  As of March 31, 1995, the Directors and officers of each Fund as a group owned less than 1% of the shares of such Fund. During each Fund's most recently completed fiscal year, none of a Fund's Directors engaged in a purchase or sale of the securities of Alliance Capital Management L.P. or any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of outstanding securities.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                  PROPOSAL TWO

  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS OF THE FUNDS

  The Board of Directors of each Fund recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of each such Fund for the fiscal year ending December 31, 1995 (ACM I, II, III), July 31, 1995 (ACM IV), August 31, 1995 (ACM V) and October 31, 1995 (ACM VII). Their selection was approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), at meetings held on December 7, 1994 for ACM I, II and III, June 15, 1994 for ACM IV and V and September 14, 1994 for ACM VII. Ernst & Young LLP has audited the accounts of ACM I, II, III, IV and VII since the commencement of each Fund's operations, and of ACM V since its fiscal year ending August 31, 1990, and does not have any direct financial interest or any material indirect financial interest in any of the Funds.

  A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors of each Fund meets twice during each full fiscal year with representatives of the independent auditors to discuss the scope of their engagement and review the financial statements of such Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

      INFORMATION AS TO PRINCIPAL OFFICERS, THE INVESTMENT ADVISER AND THE
                           ADMINISTRATOR OF THE FUNDS

  The principal officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by the Adviser.

  John D. Carifa, Director and Chairman of each Fund. (See Proposal One, "Election of Directors," at page 3 for biographical information).

  Wayne D. Lyski, 53, President of ACM I, II and III, and Senior Vice President of ACM IV and V, is an Executive Vice President of ACMC, with which he has been associated since prior to 1990.

  Bruce W. Calvert, 48, Senior Vice President of ACM IV, is a Director, Vice Chairman and Chief Investment Officer of ACMC, with which he has been associated since prior to 1990.

  Susan P. Keenan, 38, Senior Vice President of ACM VII, is a Senior Vice President of ACMC, with which she has been associated since prior to 1990.

  Thomas M. Perkins, 50, Senior Vice President of ACM IV, is a Senior Vice President of ACMC, with which he has been associated since prior to 1990.

  Paul J. DeNoon, 32, Vice President of ACM I, II, III, IV and V, is a Vice President of ACMC, with which he has been associated since 1992. Previously, he was a Vice President at Manufacturers Hanover Trust.

  David M. Dowden, 29, Vice President of ACM VII, is an Assistant Vice President of ACMC, with which he has been associated since 1993. Previously, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets
.

  William E. Oliver, 45, Vice President of ACM VII, is a Vice President of ACMC, with which he has been associated since 1993. Previously he was a Vice President and Director of Investment Grade Municipal Research with the Prudential Capital Management Group.

  Daniel V. Panker, 56, Vice President of ACM IV, is a Senior Vice President of ACMC, with which he has been associated since prior to 1990.

  Susan K. Peterson, 36, Vice President of ACM I, II and III, is an Assistant Vice President of ACMC, with which she has been associated since prior to 1990.

  Mark D. Gersten, 44, Treasurer and Chief Financial Officer of each Fund, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1990.

  Edmund P. Bergan, Jr., 44, Secretary of each Fund, is a Senior Vice President and General Counsel of Alliance Fund Distributors, Inc. ("AFD") and AFS and Vice President and Assistant General Counsel of ACMC, with which he has been associated since prior to 1990.

  Each Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM I, II and III is Mitchell Hutchins Asset Management Inc., with principal offices at 1285 Avenue of the Americas, New York, New York 10019. The administrator for ACM IV and VII is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Prudential Mutual Fund Management, with principal offices at One Seaport Plaza, New York, New York 10292, serves as sub-administrator for ACM VII. The administrator for ACM V is Princeton Administrators, Inc., with principal offices at 800 Scudder Mill Road, Plainsboro, New Jersey 08536.

  Section 30(f) of the Act and the rules under Section 16 of the Securities Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. During 1994, required reports were not filed on a timely basis on behalf of Ms. Madelon Devoe Talley and Messrs. Brian S. O'Neil and Jerry M. de St. Paer, each a Director of ACMC. The report, in each case, related to Form 3.

 DEFINITION OF "VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF A
                                      FUND

  The "vote of a majority of the outstanding voting securities" of a Fund, as defined in Section 2(a)(42) of the Act, means the vote (i) of 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The only voting securities of a Fund are its outstanding shares of common and, in the case of ACM V and ACM VII, preferred stock.

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of each Fund must be received by the Fund by December 20, 1995 for inclusion in such Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  A Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Duncan McCuaig at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Boards of Directors,

                                          -------------------------------------
                                          Edmund P. Bergan, Jr.
                                           Secretary

April 18, 1995
New York, New York

TABLE OF CONTENTS                                                           PAGE
- - --------------------------------------------------------------------------------
Introduction..............................................................    1
Proposal One: Election of Directors.......................................    2
Proposal Two: Ratification or Rejection of Selection of Independent
 Auditors of the Funds....................................................    7
Information as to Principal Officers, the Investment Adviser and the
 Administrator of the Funds...............................................    7
Definition of "Vote of A Majority of The Outstanding Voting Securities" of
 a Fund...................................................................    9
Submission of Proposals for the Next Annual Meeting of Stockholders.......    9
Other Matters.............................................................    9
Reports to Stockholders...................................................    9

                       ACM GOVERNMENT INCOME FUND, INC.

                     ACM GOVERNMENT SECURITIES FUND, INC.

                      ACM GOVERNMENT SPECTRUM FUND, INC.

                     ACM GOVERNMENT OPPORTUNITY FUND, INC.

                         ACM MANAGED INCOME FUND, INC.

                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.



- - -------------------------------------------------------------------------------
                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                       Alliance Capital Management L.P.
- - -------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
MAY 25, 1995

                            APPENDIX

PROXY                                                       PROXY
                ACM GOVERNMENT INCOME FUND, INC.

Instructions to the Stockholders of ACM Government Fund, Inc.
(the "Corporation"), in connection with the Annual Meeting of Stockholders to be held on May 25, 1995.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION.

The undersigned hereby instructs Andrew L. Gangolf and/or Carol
H. Rappa to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on May 25, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?
____________________________      _____________________________
____________________________      _____________________________
____________________________      _____________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE                         With-   For All
                                        For    hold    Except

1.  Election of Directors               /   /  /   /   /   /

    Class One Directors (term expires in 1998):

    James R. Greene and Clifford L. Michel

    INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
    THROUGH THE NOMINEE'S NAME.

                                        For    Against Abstain
2.  Ratification of the selection of    /   /  /   /   /   /
    Ernst & Young LLP as the indepen-
    dent auditors for the Corporation
    for the fiscal year ending
    December 31, 1995.

                                        For    Against Abstain
3.  In their discretion, on such other  /   /  /   /   /   /
    matters as may properly come before
    the meeting or any adjournment
    thereof.


Please be sure to sign and date this Proxy.    Date ____________
Shareholder sign here __________________________________________
Co-owner sign here ____________________________________________

Mark box at right if comments or address change have been noted
on the reverse side of this card.                      /   /

RECORD DATE SHARES:

PROXY                                                       PROXY
              ACM GOVERNMENT SECURITIES FUND, INC.

Instructions to the Stockholders of ACM Government Securities
Fund, Inc. (the "Corporation"), in connection with the Annual
Meeting of Stockholders to be held on May 25, 1995.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION.

The undersigned hereby instructs Andrew L. Gangolf and/or Carol
H. Rappa to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on May 25, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?
____________________________      _____________________________
____________________________      _____________________________
____________________________      _____________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE                         With-   For All
                                        For    hold    Except

1.  Election of Directors.              /   /  /   /   /   /

    Class One Directors (term expires in 1998):

    James R. Greene and Clifford L. Michel

    INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
    THROUGH THE NOMINEE'S NAME.

                                        For    Against Abstain
2.  Ratification of the selection of    /   /  /   /   /   /
    Ernst & Young LLP as the indepen-
    dent auditors for the Corporation
    for the fiscal year ending
    December 31, 1995.

                                        For    Against Abstain
3.  In their discretion, on such other  /   /  /   /   /   /
    matters as may properly come before
    the meeting or any adjournment
    thereof.


Please be sure to sign and date this Proxy.    Date ____________
Shareholder sign here __________________________________________
Co-owner sign here ____________________________________________

Mark box at right if comments or address change have been noted
on the reverse side of this card.                      /   /

RECORD DATE SHARES:

PROXY                                                       PROXY
               ACM GOVERNMENT SPECTRUM FUND, INC.

Instructions to the Stockholders of ACM Government Spectrum Fund,
Inc. (the "Corporation"), in connection with the Annual Meeting of Stockholders to be held on May 25, 1995.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION.

The undersigned hereby instructs Andrew L. Gangolf and/or Carol
H. Rappa to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Standard Time, on May 25, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?
____________________________      _____________________________
____________________________      _____________________________
____________________________      _____________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE                         With-   For All
                                        For    hold    Except

1.  Election of Directors.              /   /  /   /   /   /

    Class One Directors (term expires in 1998):

    James R. Greene and Clifford L. Michel

    INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
    THROUGH THE NOMINEE'S NAME.

                                        For    Against Abstain
2.  Ratification of the selection of    /   /  /   /   /   /
    Ernst & Young LLP as the indepen-
    dent auditors for the Corporation
    for the fiscal year ending
    December 31, 1995.

                                        For    Against Abstain
3.  In their discretion, on such other  /   /  /   /   /   /
    matters as may properly come before
    the meeting or any adjournment
    thereof.


Please be sure to sign and date this Proxy.    Date ____________
Shareholder sign here __________________________________________
Co-owner sign here ____________________________________________

Mark box at right if comments or address change have been noted
on the reverse side of this card.                      /   /

RECORD DATE SHARES:

PROXY                                                       PROXY
              ACM GOVERNMENT OPPORTUNITY FUND, INC.

Instructions to the Stockholders of ACM Government Opportunity
Fund, Inc. in connection with the Annual Meeting of Stockholders to be held on May 25, 1995.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION.

The undersigned hereby instructs Andrew L. Gangolf and/or Carol
H. Rappa to vote all shares of the Common Stock of ACM Government Opportunity Fund, Inc. (the "Corporation") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on May 25, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.


PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT
IN THE ENCLOSED ENVELOPE.

                                                 SEE REVERSE SIDE

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted FOR election of the nominees as Directors and FOR any proposal for which no vote is indicated. Please refer to the Proxy Statement for a discussion of each of the Proposals.


    1.  ELECTION OF DIRECTORS.

    Class One Directors (term expires in 1998):

    James R. Greene and Clifford L. Michel
                                        For    Withhold
                                        /   /  /   /

/ / _______________________________________
    For both nominees except as noted above

                                        For    Against Abstain
2.  RATIFICATION OF THE SELECTION OF    /   /  /   /   /   /
    ERNST & YOUNG LLP as independent
    auditors for the Corporation
    for the fiscal year ending
    July 31, 1995.

                                        For    Against Abstain
3.  In their discretion, on such other  /   /  /   /   /   /
    matters as may properly come before
    the meeting or any adjournments
    thereof.

    Mark here for address change and note at left.     /   /

    IMPORTANT: If joint owners EITHER may sign this Proxy. When above signing as attorney, executor, administrator, trustee, guardian or corporation officer, please give your FULL title. The Proxy will not be voted unless it is dated and signed.

    Signature:______________________________   Date___________

    Signature:______________________________   Date___________

PROXY                                                       PROXY
                  ACM MANAGED INCOME FUND, INC.

Instructions to the Holders of Common Stock and to the Holders of Remarketed Preferred Shares, Series A of ACM Managed Income Fund,
Inc. (the "Corporation"), in connection with the Annual Meeting of Stockholders to be held on May 25, 1995.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION.

The undersigned hereby instructs Andrew L. Gangolf and/or Carol
H. Rappa to vote all shares of the Common Stock and Preferred Shares, Series A of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on May 25, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?
____________________________      _____________________________
____________________________      _____________________________
____________________________      _____________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE                         With-   For All
                                        For    hold    Except

1.  Election of Directors.              /   /  /   /   /   /

    Class One Directors (term expires in 1998):

    James R. Greene and Clifford L. Michel

    INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY NOMINEE, MARK THE
    "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S
    NAME.

                                        For    Against Abstain
2.  Ratification of the selection of    /   /  /   /   /   /
    Ernst & Young LLP as the indepen-
    dent auditors for the Corporation
    for the fiscal year ending
    August 31, 1995.

                                        For    Against Abstain
3.  In their discretion, on such other  /   /  /   /   /   /
    matters as may properly come before
    the meeting or any adjournment
    thereof.


Please be sure to sign and date this Proxy.    Date ____________
Shareholder sign here __________________________________________
Co-owner sign here _____________________________________________

Mark box at right if comments or address change have been noted
on the reverse side of this card.                      /   /

RECORD DATE SHARES:

PROXY                                                       PROXY
           ACM MUNICIPAL SECURITIES INCOME FUND, INC.

Instructions to the Holders of Common Stock and to the Holders of Municipal Income Preferred Shares Series A, Series B and Series C of ACM Municipal Securities Income Fund, Inc. (the
"Corporation"), in connection with the Annual Meeting of Stockholders to be held on May 25, 1995.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION.

The undersigned hereby instructs Andrew L. Gangolf and/or Carol
H. Rappa to vote all shares of the Common Stock and Preferred Series A, Series B and Series C of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on May 25, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?
____________________________      _____________________________
____________________________      _____________________________
____________________________      _____________________________

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE                         With-   For All
                                        For    hold    Except

1.  Election of Directors.              /   /  /   /   /   /

    Class One Directors (term expires in 1998):

    James R. Greene and Clifford L. Michel

    INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
    THROUGH THE NOMINEE'S NAME.

                                        For    Against Abstain
2.  Ratification of the selection of    /   /  /   /   /   /
    Ernst & Young LLP as the indepen-
    dent auditors for the Corporation
    for the fiscal year ending
    October 31, 1995.

                                        For    Against Abstain
3.  In their discretion, on such other  /   /  /   /   /   /
    matters as may properly come before
    the meeting or any adjournment
    thereof


Please be sure to sign and date this Proxy.    Date ____________
Shareholder sign here __________________________________________
Co-owner sign here ____________________________________________

Mark box at right if comments or address change have been noted
on the reverse side of this card.                      /   /

RECORD DATE SHARES:
















00250065.AH3